Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Patrick L.A. Dupuis, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying quarterly report on Form 10-Q for the quarter ended June 30, 2015 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PayPal Holdings, Inc.

/s/ Patrick L.A. Dupuis
Patrick L.A. Dupuis
Senior Vice President, Interim Chief Financial Officer
(Principal Financial Officer)

Date: July 29, 2015

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.